Exhibit 31.2
CERTIFICATION

I, William L.

Bullock, Jr.,

certify that:

1.

I have

reviewed this annual report on Form 10

-K

of ConocoPhillips;

2.

Based on my knowledge,

this report does not contain

any untrue

statement of a material fact

or omit to
state a material

fact

necessary to make the statements made,

in

light of the circumstances

under which
such statements

were

made,

not misleading with respect to the

period covered by this report;

3.

Based on my knowledge,

the financial statements,

and other financial information

included in

this report,
fairly present in all material

respects the financial condition,

results of operations

and cash

flows of the
registrant as of, and

for, the periods presented in this report;

4.

The registrant’s

other certifying

officer and

I are responsible for establishing and

maintaining disclosure
controls and

procedures (as defined in Exchange Act Rules

13a

-15(e) and 15d

-15(e))

and internal control
over financial

reporting (as defined in Exchange

Act Rules 13a

-15(f) and 15d

-15(f))

for the registrant and
have:

(a)

Designed such disclosure

controls and procedures,

or caused

such disclosure controls and
procedures to be designed

under our supervision,

to ensure that

material information

relating to

the
registrant, including its

consolidated

subsidiaries, is made known to us by others within those
entities, particularly during

the period in which this report

is being prepared;

(b)

Designed such internal

control over financial

reporting, or caused such internal control over
financial

reporting to be designed under our

supervision, to provide reasonable

assurance regarding
the reliability of financial

reporting and the preparation

of financial statements

for external
purposes in accordance

with

generally accepted

accounting principles;

(c)

Evaluated

the effectiveness of the registrant’s disclosure controls

and procedures

and presented

in
this report our conclusions

about

the effectiveness

of the disclosure controls and procedures, as of
the end of the period covered

by this report based

on such evaluation;

and

(d)

Disclosed in this report any

change in the registrant’s

internal control over

financial

reporting that
occurred during the registrant’s

most recent

fiscal quarter (the registrant’s

fourth fiscal quarter

in
the case of an annual

report) that has materially affected,

or is reasonably likely to materially
affect,

the registrant’s internal control over financial

reporting; a

nd

5.

The registrant’s

other certifying

officer and

I have disclosed, based on our most

recent evaluation

of
internal control over financial

reporting, to the registrant’s

auditors and

the audit committee

of the
registrant’s board

of directors (or persons pe

rforming the equivalent

functions):

(a)

All significant deficiencies

and material weaknesses

in

the design or operation

of internal control
over financial

reporting which are reasonably

likely to adversely affect

the registrant’s ability to
record, process, summarize

and report financial information;

and

(b)

Any fraud,

whether or not material, that

involves management

or other employees who have a
significant role in the registrant’s

internal control over financial

reporting.

February 16, 2021

/s/ William

L. Bullock, Jr.
William L. Bullock,

Jr.
Executive Vice

President and
Chief Financial Officer